                                                                    EXHIBIT 99.3

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED*

OPERATING REPORT NO.               2
FOR THE MONTH ENDING:          5/31/2003

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

** This report reflects activity for all bank accounts of Leap Wireless International, Inc. - Combined. - see Exhibit B.

BEGINNING BALANCE as of April 1, 2003:                                                            $ 99,443,990
                                                                                                  ------------

1.  TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                                          $     80,055
                                                                                                  ------------
2.  LESS:        TOTAL DISBURSEMENTS PER ALL PRIOR GERERAL                       pre-petition     $    724,298
                 ACCOUNT REPORTS                                                post-petition     $      9,368
                                                                                                  ------------
                                                                                                  $    733,666

3.  BEGINNING BALANCE:                                                                            $ 98,790,379
                                                                                                  ------------
4.  RECEIPTS DURING CURRENT PERIOD:

        ACCOUNTS RECEIVABLE - PRE-FILING                                        $          -
                                                                                ------------
        ACCOUNTS RECEIVABLE - POST-FILING                                       $          -
                                                                                ------------
        GENERAL SALES                                                           $          -
                                                                                ------------
        INVESTMENT                                                              $     41,001
                                                                                ------------
        INTEREST                                                                $      3,868
                                                                                ------------
        Intercompany Transfers - from Cricket Communications, Inc.              $    100,876
                                                                                ------------
        OTHER** (SPECIFY
                                                                                ------------

                                        TOTAL RECEIPTS THIS PERIOD:                               $    145,745
                                                                                                  ------------
5.  BALANCE:                                                                                      $ 98,936,124
                                                                                                  ------------

6.  LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                               $    141,390
                   (Total from Page 2)                                                            ------------

7.  ENDING BALANCE **:                                                                            $98,794,734
                                                                                                  ------------

8.  GENERAL ACCOUNT NUMBER____________
DEPOSITORY NAME AND LOCATION
______________________________________

*THIS OPERATING REPORT INCLUDES INFORMATION RELATING TO THE FOLLOWING DEBTORS:

Leap Wireless International, Inc.

Backwire.com, Inc.

Telephone Entertainment Network, Inc.

Cricket Licensee III, Inc.

Cricket Licensee V, Inc.

Cricket Licensee VI, Inc.

Cricket Licensee VII, Inc.

Cricket Licensee VIII, Inc.

Cricket Licensee IX, Inc.

Cricket Licensee X, Inc.

Cricket Licensee XI, Inc.

Cricket Licensee XII, Inc.

MCG PCS Licensee Corporation, Inc.

Leap PCS Mexico, Inc.

** THIS BALANCE INCLUDES CASH AND CASH EQUIVALENTS, SHORT TERM INVESTMENTS AND RESTRICTRED CASH. DIFFERENCES FROM THE BALANCE SHEET ARE DUE TO TIMING ISSUES (I.E. OUTSTANDING CHECKS VS CLEARED CHECKS, DEPOSITS IN TRANSIT, ETC.).

I.A. Leap

Leap Wireless International, Inc. - Combined
Exhibit B

THIS OPERATING REPORT INCLUDES INFORMATION RELATING TO THE FOLLOWING BANK ACCOUNTS:*

     Bank Account                    Account #
     ------------                    ---------
Wells Fargo                         4758372452
Credit Suisse Asset Mgmt.            247005507
US Bank                              124125099
* Includes petty cash.

Exhibit B - Leap

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED*

OPERATING REPORT NO.        2
FOR THE MONTH ENDING:       5/31/2003

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)
TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Payment Date    Payment Number             Vendor Name                     Payment Activity
  05/15/03         28861           WESTCORE SPIDG, LLC                        112,071.75
  05/16/03         28859           COMMISSIONER OF PATENTS & TRADMARKS          1,546.00
  05/16/03         28862           KINKO'S                                        699.84
  05/20/03         28863           PRICEWATERHOUSE COOPERS LLP                  2,500.00
  05/22/03         28867           DYNES, ROBERT C                              2,750.00
  05/22/03          157            Jeffrey Williams &                           4,654.46
  05/23/03         28868           MARCPARC INC                                    60.00
  05/27/03         28869           PAGE, THOMAS A                               2,750.00
  05/27/03         28864           ANTHONY CHASE                                2,000.00
  05/28/03         28865           BERNARD, THOMAS                              2,750.00
  05/28/03         28866           CITICORP VENDOR FINANCE INC                    312.46
  05/29/03         28870           TARGOFF, MICHAEL B                           2,750.00

                          Other Payments/ Bank Charges

  05/31/03                         Service Charge Leap                             20.00
  05/23/03                         ADP Payroll Fees                                25.00
  05/12/03                         Neopost Postage                              2,000.00
  05/22/03                         Neopost Postage                              4,000.00
  05/21/03                         Transfer Fee                                   500.00
                                                                              ----------
                                   Total                                      141,389.51
                                                                              ==========

Leap-Pymt det

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.             2
FOR THE MONTH ENDING:        5/31/2003

I. CASH RECEIPTS AND DISBURSEMENTS
D. SUMMARY SCHEDULE OF CASH**

Ending Balance Wells Fargo                       $    2,896,145
Credit Swiss Asset Management                    $   81,516,094
                                                 --------------
Subtotal Cash in Bank                            $   84,412,238
Checks Outstanding                               $      (42,255)
                                                 --------------
Available Cash                                   $   84,369,983

Restricted Cash*                                 $   14,261,854
                                                 --------------

Total Cash***                                    $   98,631,837

* Pledged to provide for the payment of scheduled interest payments on long-term notes payable.

** see Exhibit B for bank account detail.

*** Differences from other cash balances reported within are related to timing issues (I.e. outstanding checks vs cleared checks, deposits in transit, etc.).

I.D. Leap

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.                  2
                                -------------
FOR THE MONTH ENDING:             5/31/2003
                                -------------

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS, AND OTHER PARTIES TO EXECUTORY CONTRACTS

The reporting Debtors are generally current on post-petition payments to creditors, lessors and other parties to executory contracts.

II

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.                   2
                                -------------
FOR THE MONTH ENDING:             5/31/2003
                                -------------

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

                             ACCOUNTS PAYABLE               ACCOUNTS RECEIVABLE
                           (POST-PETITION ONLY)       Pre-Petition     Post-Petition
                          ----------------------------------------------------------
30 days or less           $     772,053.00            $         -      $           -
                          ----------------------------------------------------------
31 - 61 days                             -
                          ----------------------------------------------------------
61 - 90 days                             -
                          ----------------------------------------------------------
91 - 120 days                            -
                          ----------------------------------------------------------
Over 120 days                            -
                          ----------------------------------------------------------
TOTALS:                   $     772,053.00            $         -      $           -
                          ----------------------------------------------------------

* Accounts Payable includes accounts due to be paid and Accrued Liabilities. Accrued Liabilities are presumed, for the purposes of this report, to be due in 30 days or less.

IV. Leap

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.                    2
                                  -------------
FOR THE MONTH ENDING:               5/31/2003
                                  -------------

VI. U.S. TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

No fees paid to date.

VI

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.                    2
                                  -------------
FOR THE MONTH ENDING:               5/31/2003
                                  -------------

V. INSURANCE COVERAGE**

                                                         Name of                          Amount of     Policy        Premium Paid
           Description                                   Carrier                          Coverage   Expiration Date     Through
----------------------------------------  ---------------------------------------------  ----------  ---------------  --------------
Package (including Property,              American Manufacturers Mutual Ins Co (Kemper)                    9/23/2003       9/23/2003
Builders Risk, Gen Liab, Crime and Hirec
& Non-owned Auto)

   Property/Builders                                                                     20,000,000
   Commercial General                                                                     2,000,000
   Business Automobile                                                                    1,000,000
   Crime                                                                                    500,000

International                             Lumbermens Mutual Casualty Co (Kemper           1,000,000        9/23/2003       9/23/2003

Umbrella                                  Lumbermens Mutual Casualty Co (Kemper          30,000,000        9/23/2003       9/23/2003

Workers' Comp                             American Protection Ins Co (Kemper)                              9/23/2003       9/23/2003
                                          Each Accident                                   1,000,000
                                          Each Employee                                   1,000,000

Fiduciary Liab                            National Union (AIG)                            1,000,000       11/15/2003      11/15/2003

Special Risk                              National Union (AIG)                            5,000,000        9/23/2003       9/23/2003

Storage Tank Liab                         Commerce and Industry Ins                       5,000,000         2/1/2004        2/1/2004

Auto Liability                            Traveler's Indemnity Co.                        1,000,000         5/1/2004         pending

Directors and Officers
  Liability Insurance                     First Union (AIG)                              10,000,000        9/23/2003       9/23/2003
                                          Chubb                                          10,000,000        9/23/2003       9/23/2003

Benefits Insurance
   Basic Life & AD&D                      Met Life                                                           Monthly         Monthly
   Supp AD&D
   Supp Life Premium
   Dependent & Group Dep Life
   Spousal Life
   Dental

   Benefit Administrative Service         Benelogic                                                          Monthly         Monthly

   Employee Assistance Program Premium    Integrated Insights                                                Monthly         Monthly

   Flexible Spending Account Admin Fee    Barney & Barney                                                    Monthly         Monthly

   Medical                                CIGNA                                                              Monthly         Monthly

   Long Term Disability                   Prudential                                                         Monthly         Monthly
   New York State Disability
   Short Term Disability

   Vision                                 VSP                                                                Monthly         Monthly

   Individual Life Ins                    Empire General                                                     Monthly         Monthly
   Individual Life Ins                    Mony Life Insurance                                                Monthly         Monthly
   Individual Life Ins                    Transamerica                                                       Monthly         Monthly
   Supp Exec Medical                      Exec-U-Care                                                        Monthly         Monthly

**   Insurance coverage applies to Leap and each of its subsidiaries.

                                                                               V

                  LEAP WIRELESS INTERNATIONAL, INC. - COMBINED
                                  BALANCE SHEET

                            LEAP WIRELESS FINANCIALS
                           PERIOD: MAY-03 CURRENCY USD

[LEAP LOGO]

                                                                 LEAP COMBINED        LEAP COMBINED     LEAP COMBINED
                                                                                      POST-PETITION*        TOTAL
-----------------------------------------------------------------------------------------------------------------------
ASSETS

CASH AND CASH EQUIVALENTS                                          53,461,584.96              0.00        53,461,584.96
SHORT-TERM INVESTMENTS                                             31,053,675.50              0.00        31,053,675.50
RESTRICTED CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS             14,261,854.08              0.00        14,261,854.08
INVENTORIES                                                                 0.00              0.00                 0.00
OTHER CURRENT ASSETS                                               26,959,648.82              0.00        26,959,648.82
                                                               -----------------        ----------    -----------------

      TOTAL CURRENT ASSETS                                        125,736,763.36              0.00       125,736,763.36
PROPERTY AND EQUIPMENT, NET                                         4,274,221.47              0.00         4,274,221.47
WIRELESS LICENSES, NET                                              6,562,017.12              0.00         6,562,017.12
GOODWILL, NET                                                               0.00              0.00                 0.00
OTHER INTANGIBLE ASSETS, NET                                                0.00              0.00                 0.00
RESTRICTED INVESTMENTS                                                      0.00              0.00                 0.00
OTHER ASSETS                                                       76,743,806.18              0.00        76,743,806.18
                                                               -----------------        ----------    -----------------
      TOTAL ASSETS                                                213,316,808.13              0.00       213,316,808.13
                                                               =================        ==========    =================
LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                            5,956,447.51        772,053.00         6,728,500.51
CURRENT PORTION OF LONG-TERM DEBT                                 615,769,908.21              0.00       615,769,908.21
OTHER CURRENT LIABILITIES                                          13,587,816.65              0.00        13,587,816.65
                                                               -----------------        ----------    -----------------
      TOTAL CURRENT LIABILITIES                                   635,314,172.37        772,053.00       636,086,225.37
LONG-TERM DEBT                                                              0.00              0.00                 0.00
OTHER LONG-TERM LIABILITIES                                        49,577,058.92              0.00        49,577,058.92
                                                               -----------------        ----------    -----------------
      TOTAL LIABILITIES                                           684,891,231.29        772,053.00       685,663,284.29
                                                               -----------------        ----------    -----------------
STOCKHOLDER'S EQUITY (DEFICIT):

   PREFERRED STOCK
   COMMON STOCK                                                         6,250.64              0.00             6,250.64
   ADDITIONAL PAID-IN CAPITAL                                   1,156,043,415.71              0.00     1,156,043,415.71
   UNEARNED STOCK-BASED COMPENSATION                                 (326,212.50)             0.00          (326,212.50)
   ACCUMULATED DEFICIT                                         (1,626,935,565.92)             0.00    (1,626,935,565.92)
   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)                   (1,137,195.86)             0.00        (1,137,195.86)
                                                               -----------------        ----------    -----------------
      TOTAL STOCKHOLDER'S EQUITY (DEFICIT)                       (472,349,307.93)             0.00      (472,349,307.93)
                                                               -----------------        ----------    -----------------
      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)        212,541,923.36        772,053.00       213,313,976.36
                                                               =================        ==========    =================

*Presents post-petition accounts payable and accounts receivable only.

Note 1: Due to timing issues and GAAP based accounting, the Balance sheet is slightly different than the cash receipts/disbursement disclosures. Differences are primarily due to timing differences associated with outstanding checks, deposits in transit, etc. which are not included in the cash analysis.

                        LEAP - COMBINED INCOME STATEMENT

                            LEAP WIRELESS FINANCIALS
                           PERIOD: MAY-03 CURRENCY USD

[LEAP LOGO]

                                                                                     LIFE TO DATE
                                                               MAY, 2003         BEGINNING APRIL, 2003
                                                                 ACTUAL                 ACTUAL
--------------------------------------------------------------------------------------------------
REVENUES
   SERVICE REVENUES                                                   0.00                    0.00
   EQUIPMENT REVENUES                                                 0.00                    0.00
   OTHER REVENUES                                                     0.00                    0.00
                                                            --------------          --------------
TOTAL REVENUES                                                        0.00                    0.00

OPERATING EXPENSES
   COST OF SERVICE                                                    0.00                    0.00
   COST OF EQUIPMENT                                                  0.00                    0.00
   COST OF OTHER REVENUES                                             0.00                    0.00
                                                            --------------          --------------
TOTAL OPERATING EXPENSES                                              0.00                    0.00
                                                            --------------          --------------

GROSS PROFIT
   SERVICE                                                            0.00                    0.00
   EQUIPMENT                                                          0.00                    0.00
   OTHER                                                              0.00                    0.00
                                                            --------------          --------------
TOTAL GROSS PROFIT                                                    0.00                    0.00

CUSTOMER CARE                                                         0.00                    0.00

GENERAL AND ADMINISTRATIVE                                      734,344.30            1,784,874.28

SALES AND MARKETING                                                   0.00                    0.00

FIXED ASSET WRITE-OFFS                                                0.00                    0.00

EBITDA                                                         (734,344.30)          (1,784,874.28)

DEPRECIATION AND AMORTIZATION                                   148,216.71              296,916.61
DEBT ACCRETION                                                        0.00                    0.00
                                                            --------------          --------------
TOTAL OPERATING EXPENSE                                         882,561.01            2,081,790.89
                                                            --------------          --------------
OPERATING LOSS                                                 (882,561.01)          (2,081,790.89)

   EQUITY IN NET INCOME (LOSS)                              (18,169,124.26)         (35,957,779.64)
   INTEREST INCOME                                               85,679.42              172,724.70
   INTEREST EXPENSE                                                   0.00           (3,879,467.88)
   FOREIGN CURRENCY TRANSACTION GAINS (LOSSES), NET                   0.00                    0.00
   GAIN (LOSS) ON SUBSIDIARIES                                        0.00                    0.00
   OTHER EXPENSES                                                   174.90              (32,574.75)
   OTHER EXPENSE - RESTRUCTURING                               (360,700.00)            (624,700.00)
                                                            --------------          --------------
INCOME (LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEMS   (19,326,530.95)         (42,403,588.46)

   INCOME TAXES                                                       0.00                    0.00
                                                            --------------          --------------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS                    (19,326,530.95)         (42,403,588.46)

   EXTRAORDINARY ITEMS                                                0.00                    0.00

NET INCOME (LOSS)                                           (19,326,530.95)         (42,403,588.46)
                                                            --------------          --------------

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.                2
                              ------------
FOR THE MONTH ENDING:           5/31/2003
                              ------------

IX. QUESTIONNAIRE

     1 Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except, as have been authorized by the court

            No

            Yes   X  THE DEBTOR FILED IT'S "MOTION OF LEAP WIRELESS
                     INTERNATIONAL, INC. FOR AUTHORITY (A) TO PAY CERTAIN
                     PRE-PETITION WITHHOLDING TAX NUNC PRO TUNC TO MAY 19, 2003,
                     AND (B) TO PAY OTHER PRE-PETITION WITHHOLDING TAXES" ON MAY
                     30, 2003.

     2 State what progress was made during the reporting period toward filing a Plan of Reorganization: A PLAN OF REORGANIZATION WAS FILED ON APRIL 14, 2003 AND MODIFIED PER FILINGS DATED MAY 9, 2003 AND MAY 23, 2003.

     3 Describe potential future developments which may have a significant impact on the case.
            NONE.

     4 Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
            NONE.

     5 Did you receive any exempt income this month, which is not set forth in the operating report?

            No                X
                              -------------
            Yes
                              -------------

            I, S. Douglas Hutcheson (Name and title), declare under penalty and perjury that I have fully read and understood the foregoing debtor-in-possession non-business report and that the information contained herein is true and complete to the best of my knowledge.

            Date:       July 2, 2003        /S/ S. Doug Hutcheson
                      -----------------     ------------------------------------
                                            Principal for debtor-in-possession

IX

LEAP-COMBINED INCOME STATEMENT FORECAST

The Debtors' management has developed the following forecast (the "Forecast") of the results of operations for Leap Wireless International, Inc. and related companies on a combined basis for the three months ending August 31, 2003 (the "Forecast Period").

The Debtors do not, as a matter of course, publish their business plans, budgets or strategies or make external projections or forecasts of their anticipated results of operations. Accordingly, the Debtors do not anticipate that they will, and disclaim any obligation to, furnish updated business plans, budgets or projections to stakeholders or to include such information in documents required to be filed with the SEC or otherwise make such information publicly available (except as otherwise required in connection with debtors bankruptcy filings)

The following Forecast was not prepared with a view toward compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants regarding forecasts. The independent auditors of the Debtors have not audited, reviewed, compiled or otherwise applied procedures to the Forecast and consequently, do not express an opinion or any other form of assurance with respect to the Forecast. The forecast data was not prepared on a basis consistent with generally accepted accounting principles ("GAAP") as applied to the Debtors' historical financial statements and should not be relied upon as such.

The forecast provided herein has been prepared exclusively by the Debtors' management. These projections, while presented with numerical specificity, are necessarily based on a variety of estimates and assumptions which, though considered reasonable by management, may not be realized, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Debtors' control. The Debtors caution that no representations or warranties can be made as to their ability to achieve the projected results. Some assumptions inevitably will not materialize. Further, events and circumstances occurring subsequent to the date on which this forecast was prepared may be different from those assumed or, alternatively, may have been unanticipated, and thus the occurrence of these events may affect financial results in a material and possibly adverse manner. The forecast, therefore, may not be relied upon as a guaranty or other assurance of the actual results that will occur.

The Forecast should be read in conjunction with the assumptions, qualifications and expectations set forth in the "Business" section, "Management's Discussion and Analysis of Financial Condition and Results of Operations" section and the Consolidated Financial Statements (including the notes and schedules thereto) in the 2002 Annual Report on Form 10-K/A of Leap Wireless International, Inc., filed with the SEC on April 16, 2003 and in Leap's Quarterly Report on Form 10-Q for the period ending March 31 , 2003, filed with the SEC on May 15, 2003. Also see the section entitled "Risk Factors" in Leap's Quarterly Report on Form 10-Q for the period ending March 31, 2003.

                    LEAP - COMBINED INCOME STATEMENT FORECAST
                  FOR THE PERIOD JUNE 1, 2003 - AUGUST 31, 2003

[LEAP LOGO]

                                                              LEAP COMBINED   LEAP COMBINED  LEAP COMBINED      LEAP COMBINED
                                                              ----------------------------------------------------------------
                                                              PTD-FORECAST     PTD-FORECAST   PTD-FORECAST        FORECAST
                                                                 JUN-03           JUL-03         AUG-03        JUN-03 - AUG-03
------------------------------------------------------------------------------------------------------------------------------
REVENUES
   SERVICE REVENUES
   EQUIPMENT REVENUES
   OTHER REVENUES
                                                               ----------      ----------     ----------         ----------
TOTAL REVENUES                                                          0               0              0                  0

OPERATING EXPENSES
   COST OF SERVICE
   COST OF EQUIPMENT
   COST OF OTHER REVENUES
                                                               ----------      ----------     ----------         ----------
TOTAL OPERATING EXPENSES                                                0               0              0                  0
                                                               ----------      ----------     ----------         ----------
GROSS PROFIT
   SERVICE                                                              0               0              0                  0
   EQUIPMENT                                                            0               0              0                  0
   OTHER                                                                0               0              0                  0
                                                               ----------      ----------     ----------         ----------
TOTAL GROSS PROFIT                                                      0               0              0                  0

CUSTOMER CARE

GENERAL AND ADMINISTRATIVE                                        650,000         650,000        650,000          1,950,000

SALES AND MARKETING

FIXED ASSET WRITE-OFFS                                                  0               0              0                  0

EBITDA

DEPRECIATION AND AMORTIZATION                                     148,700         148,700        148,700            446,100
                                                               ----------      ----------     ----------         ----------
DEBT ACCRETION
TOTAL OPERATING EXPENSE                                           798,700         798,700        798,700          2,396,100
                                                               ----------      ----------     ----------         ----------
OPERATING LOSS                                                   (798,700)       (798,700)      (798,700)        (2,396,100)

   EQUITY IN NET INCOME (LOSS)
   INTEREST INCOME                                                 87,045          87,045         87,045            261,136
   INTEREST EXPENSE
   FOREIGN CURRENCY TRANSACTION GAINS (LOSSES), NET
   GAIN (LOSS) ON SUBSIDIARIES
   OTHER EXPENSES
   OTHER EXPENSE - RESTRUCTURING                                 (560,333)       (560,333)      (560,333)        (1,680,999)
                                                               ----------      ----------     ----------         ----------

INCOME (LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEMS      (1,271,988)     (1,271,988)    (1,271,988)        (3,815,963)
                                                               ----------      ----------     ----------         ----------
   INCOME TAXES

INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS                       (1,271,988)     (1,271,988)    (1,271,988)        (3,815,963)

   EXTRAORDINARY ITEMS

NET INCOME (LOSS)                                              (1,271,988)     (1,271,988)    (1,271,988)        (3,815,963)
                                                               ----------      ----------     ----------         ----------

Leap-forecast